UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2012 (January 18, 2012)

Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in its charter)

Delaware	811-21504	20-2113086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1271 Avenue of the Americas, 45th Floor
New York, NY		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 482-1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01            Regulation FD Disclosure.

Fourth Amended and Restated By-Laws.  On January 18, 2012, the Board of Trustees of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) amended and restated in its entirety the Third Amended and Restated By-Laws of the Fund (the “Fourth Amended and Restated By-Laws”).  The Fourth Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)          Exhibits

3.1	Fourth Amended and Restated By-Laws of Advent/Claymore Enhanced Growth & Income Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

	By:	/s/ Robert Schwartz
	Name:	Robert Schwartz
	Title:	Secretary

DATE: January 20, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated By-Laws of Advent/Claymore Enhanced Growth & Income Fund

4